ADVISORSHARES PURE CANNABIS ETF

Schedule of Investments

March 31, 2026 (Unaudited)

Investments	Shares	Value
COMMON STOCKS – 52.8%

Agriculture – 18.5%
Village Farms International, Inc. (Canada)(a)	2,049,626	$5,820,938

Distributors – 9.7%
High Tide, Inc. (Canada)(a)	1,328,774	3,042,892

Pharmaceuticals – 24.6%
Aurora Cannabis, Inc. (Canada)(a)(b)	171,110	559,530
Cannara Biotech, Inc. (Canada)(a)	247,894	314,408
Canopy Growth Corp. (Canada)(a)(b)	289,683	274,967
Charlottes Web Holdings, Inc.(a)(b)	2,296,805	1,645,806
Cronos Group, Inc. (Canada)(a)	532,394	1,336,309
Fluent Corp.(a)	6,194,547	183,978
Organigram Global, Inc. (Canada)(a)(b)	947,440	1,269,570
PharmaCielo Ltd. (Canada)(a)	308,085	13,664
Rubicon Organics, Inc. (Canada)(a)	1,498,936	535,120
SNDL, Inc. (Canada)(a)	884,085	1,166,992
Tilray Brands, Inc. (Canada)(a)(b)	63,763	412,547
Total Pharmaceuticals		7,712,891

Total Common Stocks (Cost $39,869,539)		16,576,721

EXCHANGE TRADED FUND – 47.2%

Equity Fund – 47.2%
AdvisorShares Pure US Cannabis ETF†(a) (Cost $42,056,640)	4,173,664	14,816,507

MONEY MARKET FUNDS – 3.4%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 3.56%(c)	74,712	74,712
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 3.29%(c)(d)	1,018,512	1,018,512
Total Money Market Funds (Cost $1,093,224)		1,093,224

Total Investments – 103.4% (Cost $83,019,403)		32,486,452
Liabilities in Excess of Other Assets – (3.4%)		(1,078,852)
Net Assets – 100.0%		$31,407,600

†	Affiliated Company.
(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $2,521,322; the aggregate market value of the collateral held by the fund is $1,484,132. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $465,620.
(c)	Rate shown reflects the 7-day yield as of March 31, 2026.
(d)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES PURE CANNABIS ETF

Schedule of Investments (continued)

March 31, 2026 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of March 31, 2026, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$16,576,721	$–	$–	$16,576,721
Exchange Traded Fund	14,816,507	–	–	14,816,507
Money Market Funds	1,093,224	–	–	1,093,224
Total	$32,486,452	$–	$–	$32,486,452

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Agriculture	18.5%
Distributors	9.7
Equity Fund	47.2
Pharmaceuticals	24.6
Money Market Funds	3.4
Total Investments	103.4
Liabilities in Excess of Other Assets	(3.4)
Net Assets	100.0%

Affiliated holdings are investments or an affiliate of the Trust. Transactions with affiliated companies during the period ended March 31, 2026 were as follows:

Affiliated Holding Name	Value at 6/30/2025	Purchases/ Additions	Sales/ Reductions	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Number of Shares at 3/31/2026	Value at 3/31/2026	Dividend Income
AdvisorShares Pure US Cannabis ETF	$7,855,378	$5,905,183	$(2,587,968)	$1,105,176	$2,538,738	4,173,664	$14,816,507	$–